UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 4, 2021
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001690255

Citigroup Commercial Mortgage Trust 2016-P6

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

Barclays Bank PLC

(Central Index Key Number: 0000312070)

Starwood Mortgage Funding V LLC

(Central Index Key Number: 0001682509)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key Number: 0001634437)

Société Générale

(Central Index Key Number: 0001238163)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-09 (Commission File Number of the issuing entity)	81-4698681 81-4709937 81-6985023 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

The Potomac Mills Mortgage Loan, an asset of Citigroup Commercial Mortgage Trust 2016-P6 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement (the “CFCRE 2016-C6 PSA”), dated as of November 1, 2016, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Potomac Mills special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Wilmington Trust, National Association, as trustee, which governs the issuance of the CFCRE 2016-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6. The CFCRE 2016-C6 PSA was filed as Exhibit 4.5 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 15, 2016 and filed with the Securities and Exchange Commission on December 15, 2016 under Commission File No. 333-207132-09.

Effective as of March 4, 2021, AEGON USA Realty Advisors, LLC has been removed as the special servicer with respect to the Potomac Mills Mortgage Loan under the CFCRE 2016-C6 PSA, and Situs Holdings, LLC has been appointed to act as successor special servicer with respect to the Potomac Mills Mortgage Loan under the CFCRE 2016-C6 PSA.  A copy of the related Acknowledgement and Acceptance of Special Servicer, dated March 4, 2021, is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement, dated as of December 1, 2016 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 15, 2016 and filed with the Securities and Exchange Commission on December 15, 2016 under Commission File No. 333-207132-09.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Acceptance of Special Servicer, dated March 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: March 4, 2021

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